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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                            to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: July 9, 1998

                      TECHNICAL COMMUNICATIONS CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Massachusetts
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                 (State or Other Jurisdiction of Incorporation)

         0-8588                                        04-2295040
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(Commission File Number)                  (I.R.S. Employer Identification No.)

    100 Domino Drive, Concord, Massachusetts                       01742
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    (Address of Principal Executive Offices)                     (Zip Code)

                                 (978) 287-5100
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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                                TABLE OF CONTENTS

                                    FORM 8-K

                                  July 9, 1998
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Item                                                           Page
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
Item 5.  Other Events                                            1

Signature                                                        2

Exhibit                                                          E-1

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                                      -i-

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Item 5.  Other Events

                  Technical Communications Corporation ("TCC" or the "Company") announced the status of the continuing dispute arising from an action filed on May 22, 1998, by M. Mahmud Awan and Philip A. Phalon against TCC and its directors in the Massachusetts Superior Court, Middlesex County, entitled Philip A. Phalon and M. Mahmud Awan v. Technical Communications Corporation, et al., Civil Action No. 98-2553. In the action, the plaintiffs make a variety of allegations relating to actions of the Board including improper denial of access to stockholder information. The complaint also challenges the effectiveness of certain actions taken by the Company's Board of Directors on April 30, 1998 in creating staggered terms for the Board.

                  The Company denies the allegations in the action and is vigorously defending the matter. Moreover, the Company believes that discovery in the matter has revealed that Messrs. Phalon and Awan--forced to testify under oath in depositions--now admit that many allegations in their complaint, were unfounded and unsubstantiated, and that some were included in the complaint based on information provided to them by persons they cannot now remember or identify and others based on pure guesswork.

                  As a result of the continuing dispute, on July 2, 1998, the Board voted to postpone the date of the Annual Stockholders meeting (previously set for July 17, 1998) to allow time for the Company's stockholders to receive and review proxy materials. The new date for the meeting has been set for August 14, 1998, with stockholders of record as of June 22, 1998, entitled to vote at the meeting, subject to any further court action and the timely clearance of the Company's proxy materials with the Securities and Exchange Commission.

                  Matters discussed in this Form 8-K, including any discussion of or impact, expressed or implied, on the Company's anticipated operating results and future earnings contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended. The Company's operating results may differ significantly from the results indicated by such forward-looking statements. The Company's operating results may be affected by many factors, including but not limited to, the fulfillment of customer orders, the Company's ability to retain and motivate key technical, sales, marketing and manufacturing personnel and the possibility of political instability in the Company's foreign markets. These and other risks are detailed from time to time in the Company's filings with the Securities and Exchange Commission, including but not limited to the Company's Annual Report on Form 10-K for the fiscal year ended September 27, 1997.

                                       -1-

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          Exhibit
             No.                                       Title
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
          99a                                          Press Release

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Technical Communications Corporation

Dated:  July 9, 1998                      By: /s/Carl H. Guild, Jr.
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                                              Carl H. Guild, Jr.
                                              Chairman